American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2055 Portfolio
April 30, 2023

One Choice Blend+ 2055 Portfolio - Schedule of Investments
APRIL 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 60.1%
Avantis U.S. Equity Fund G Class	192,367	2,627,733
Avantis U.S. Small Cap Value Fund G Class	17,347	231,235
Focused Dynamic Growth Fund G Class(2)	41,012	1,726,625
Focused Large Cap Value Fund G Class	172,335	1,718,175
Heritage Fund G Class(2)	18,140	411,406
Mid Cap Value Fund G Class	26,333	412,905
Small Cap Growth Fund G Class	12,227	233,779
		7,361,858
International Equity Funds — 27.6%
Avantis Emerging Markets Equity Fund G Class	31,169	322,913
Avantis International Equity Fund G Class	85,715	954,864
Emerging Markets Fund G Class	48,186	483,302
Focused International Growth Fund G Class	31,915	532,017
Global Real Estate Fund G Class	28,016	326,390
International Small-Mid Cap Fund G Class	22,624	219,005
Non-U.S. Intrinsic Value Fund G Class	54,108	535,127
		3,373,618
Domestic Fixed Income Funds — 8.9%
Avantis Core Fixed Income Fund G Class	94,844	809,965
High Income Fund G Class	24,982	207,099
Inflation-Adjusted Bond Fund G Class	6,880	75,063
		1,092,127
International Fixed Income Funds — 3.4%
Emerging Markets Debt Fund G Class	12,496	110,468
Global Bond Fund G Class	34,664	300,885
		411,353
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $12,267,980)		12,238,956
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$12,238,956

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$2,254	$1,069	$799	$104	$2,628	192	$(125)	$37
Avantis U.S. Small Cap Value Fund	202	108	68	(11)	231	17	(9)	14
Focused Dynamic Growth Fund(3)	1,498	823	723	129	1,727	41	(177)	—
Focused Large Cap Value Fund	1,476	729	553	66	1,718	172	(84)	99
Heritage Fund(3)	361	162	142	31	412	18	(25)	—
Mid Cap Value Fund	354	169	110	—	413	26	(21)	27
Small Cap Growth Fund	200	95	80	19	234	12	(15)	1
Avantis Emerging Markets Equity Fund	271	136	107	23	323	31	(26)	10
Avantis International Equity Fund	827	354	357	131	955	86	(78)	19
Emerging Markets Fund	407	226	190	40	483	48	(64)	12
Focused International Growth Fund	461	200	208	79	532	32	(59)	6
Global Real Estate Fund	280	150	111	7	326	28	(36)	2
International Small-Mid Cap Fund	191	79	74	23	219	23	(24)	2
Non-U.S. Intrinsic Value Fund	458	182	208	103	535	54	(46)	25
Avantis Core Fixed Income Fund	665	441	310	14	810	95	(42)	19
High Income Fund	168	101	69	7	207	25	(11)	9
Inflation-Adjusted Bond Fund	60	39	21	(3)	75	7	(3)	3
Emerging Markets Debt Fund	90	48	35	7	110	12	(6)	4
Global Bond Fund	245	161	99	(6)	301	35	(13)	15
	$10,468	$5,272	$4,264	$763	$12,239	954	$(864)	$304
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.